Exhibit 99.2

GameSquare Holdings, Inc.

(NASDAQ: GAME) Tear Sheet

(at July 31, 2025)

GameSquare Holdings is a digital media and technology company operating at the intersection of gaming, esports, and Web3. It combines a scaled, fast-growing revenue business with a high-yielding Ethereum (ETH) treasury to deliver value across multiple levers: top-line growth, recurring free cash flow, and capital returns.

Investment Highlights

●	$0.85/Share in Liquid Assets: Treasury of $85M in ETH and cash provides hard asset backing at July 31, 2025.
●	$70M+ (TTM March 31, 2025) Revenue: Diversified digital media and gaming platform scaling toward profitability.
●	8–14% ETH Yield Strategy: Partnership with Dialectic is expected to generate estimated $4–8M/year in tax-advantaged free cash flow, based on value of ETH holdings at July 31, 2025.
●	Minimal Debt, Full Flexibility: Clean balance sheet supports growth, M&A, and return of capital.
●	Tax Shield: Significant carryforwards eliminate taxable gains on ETH and yield.

Key Financials

Metric	Value	Note
Revenue (TTM March 31, 2025)	$70M+ (w/ Faze Media DO)	Operating scale in place
Treasury Assets at 7/30/25	$85M	ETH + cash, $0.85/share
ETH Yield FCF (est.)	$4–8M	Recurring and reinvested
ETH Holdings at 7/30/25	14,227.55	$250 million authorization
Total Debt at 7/30/25	$1.25M	Higher cash than debt position
Shares Outstanding	98.97M	No derivative overhang
Federal NOLs at 12/31/24	$325M+	Offsets gains from ETH/yield

Summary: GameSquare is a real business generating cash flow today, with the potential for significant upside optionality through ETH appreciation, and NAV expansion. The Company believes its capital-light, high-yielding strategy sets it apart from peers in crypto treasury.

Forward-Looking Information

This tear sheet contains “forward-looking information” and “forward-looking statements” (collectively, “forward-looking statements”) within the meaning of the applicable securities legislation. All statements, other than statements of historical fact, are forward-looking statements and are based on expectations, estimates and projections as at the date of this news release. Any statement that involves discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions, future events or performance (often but not always using phrases such as “expects”, or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans”, “budget”, “scheduled”, “forecasts”, “estimates”, “believes” or “intends” or variations of such words and phrases or stating that certain actions, events or results “may” or “could”, “would”, “might” or “will” be taken to occur or be achieved) are not statements of historical fact and may be forward-looking statements. In this tear sheet, forward-looking statements relate, among other things, to: the Company’s future performance, expected return of its ETH based treasury program, revenue, growth and profitability; and the Company’s ability to execute on its current and future business plans. These forward-looking statements are provided only to provide information currently available to us and are not intended to serve as and must not be relied on by any investor as, a guarantee, assurance or definitive statement of fact or probability. Forward-looking statements are necessarily based upon a number of estimates and assumptions which include, but are not limited to: the Company’s ability to grow its business and being able to execute on its business plans, the success of Company’s vendors and partners in their provision of services to the Company, the Company being able to recognize and capitalize on opportunities and the Company continuing to attract qualified personnel to supports its development requirements. These assumptions, while considered reasonable, are subject to known and unknown risks, uncertainties, and other factors which may cause the actual results and future events to differ materially from those expressed or implied by such forward-looking statements. Such factors include, but are not limited to: the Company’s ability to achieve its objectives, the Company successfully executing its growth strategy, the ability of the Company to obtain future financings or complete offerings on acceptable terms, failure to leverage the Company’s portfolio across entertainment and media platforms, dependence on the Company’s key personnel and general business, economic, competitive, political and social uncertainties. These risk factors are not intended to represent a complete list of the factors that could affect the Company which are discussed in the Company’s most recent MD&A. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on the forward-looking statements and information contained in this news release. GameSquare assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.